UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 26, 2011

GENERAL MILLS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-01185	41-0274440
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Number One General Mills Boulevard Minneapolis, Minnesota		55426
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (763) 764-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e)	Compensatory Arrangements of Certain Officers and Directors.

On September 26, 2011, at the Annual Meeting of Stockholders of General Mills, Inc., stockholders adopted the 2011 Stock Compensation Plan, which replaces an existing plan that terminated on September 26, 2011. A description of the Stock Compensation Plan can be found in the Proxy Statement filed with the Securities and Exchange Commission on August 10, 2011.

At the Annual Meeting, stockholders also adopted the 2011 Compensation Plan for Non-Employee Directors. A description of the Plan can be found in the Proxy Statement filed with the Securities and Exchange Commission on August 10, 2011.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On September 26, 2011, General Mills, Inc. held its 2011 Annual Meeting of Stockholders. Set forth below for each matter voted upon are the number of votes cast for or against, the number of abstentions, and as applicable, the number of broker non-votes.

1.	Election of Directors. The following individuals were elected as directors, each to serve a one-year term expiring at the Company’s 2012 Annual Meeting of Stockholders, by the following votes:

Director Nominee	For	Against	Abstain	Broker Non-Votes
Bradbury H. Anderson	433,383,870	7,444,223	1,131,160	105,524,433
R. Kerry Clark	433,313,823	7,525,821	1,119,609	105,524,433
Paul Danos	439,276,171	1,493,500	1,189,582	105,524,433
William T. Esrey	435,905,151	4,834,523	1,219,579	105,524,433
Raymond V. Gilmartin	429,639,603	11,182,658	1,136,992	105,524,433
Judith Richards Hope	435,805,060	4,972,590	1,181,603	105,524,433
Heidi G. Miller	437,510,855	3,362,195	1,086,203	105,524,433
Hilda Ochoa-Brillembourg	438,805,339	1,943,211	1,210,703	105,524,433
Steve Odland	439,117,231	1,680,470	1,161,552	105,524,433
Kendall J. Powell	430,441,842	10,418,976	1,098,435	105,524,433
Michael D. Rose	430,352,225	10,431,637	1,175,391	105,524,433
Robert L. Ryan	439,297,769	1,567,404	1,094,080	105,524,433
Dorothy A. Terrell	436,554,847	4,285,275	1,119,131	105,524,433

2.	Adoption of the 2011 Stock Compensation Plan. A new Stock Compensation Plan was adopted to replace an existing plan, by the following vote:

For	Against	Abstain	Broker Non-Votes
318,072,683	120,962,056	2,924,514	105,524,433

3.	Adoption of the 2011 Compensation Plan for Non-Employee Directors. A new Compensation Plan for Non-Employee Directors was adopted to replace an existing plan, by the following vote:

For	Against	Abstain	Broker Non-Votes
363,937,475	75,511,367	2,510,411	105,524,433

4.	Advisory Vote on Executive Compensation. The Company’s compensation for its named executive officers was approved on an advisory basis, by the following vote:

For	Against	Abstain	Broker Non-Votes
411,489,345	22,313,533	8,156,375	105,524,433

5.	Frequency of Advisory Vote on Executive Compensation. Holding an annual advisory vote on executive compensation was approved by the following vote:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
388,447,993	2,555,498	45,166,150	5,789,612	105,524,433

Since the stockholders approved the Board’s recommendation for an annual vote, the Board has determined to hold an advisory vote on executive compensation on an annual basis.

6.	Ratification of Appointment of Independent Registered Public Accounting Firm. The appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending May 29, 2012 was ratified by the following vote:

For	Against	Abstain
540,089,066	6,151,242	1,243,378

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 29, 2011

GENERAL MILLS, INC.

By:	/s/ Trevor V. Gunderson
	Name:	Trevor V. Gunderson
	Title:	Vice President, Deputy General Counsel